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                                  EXHIBIT 10.11



THE SECURITIES ISSUABLE UNDER THIS DOCUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING THIS WARRANT AND/OR SUCH SECURITIES, OR THE HOLDER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES AND/OR SUCH SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE OR FOREIGN LAW.

                            SHARE PURCHASE AGREEMENT

This agreement (the "AGREEMENT"), is made by and between Voice Diary Inc., a company incorporated under the laws of the state of Delaware (the "COMPANY") and Nathan Tarter (the "Investor")

      WHEAREAS: the Investor wants to purchase 1,346,405 (One million three hundred forty six thousand four hundred and five) Class A Common Stocks of the Company, each bearing a par value of $ 0.01 (the "PURCHASED SHARES") allocated in consideration of $66,667 (the "Purchase Price"); and

      WHEAREAS: the Company wishes to allocate the Purchased Shares to the Investor at the Purchase price in accordance with the terms and conditions set forth herein.

NOW THEREFOR, the parties, intending to be legally bound, hereby agree as follows:

1. PREAMBLE AND CAPTIONS

            1.1. The preamble to this Agreement shall be deemed an integral part thereof.

            1.2. The captions in this Agreement shall not be deemed a part hereof as they have been inserted for convenience and orientation only, and they shall not affect the interpretation of this Agreement.

2. PURCHASE AND SALE OF SHARES
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            2.1.  Subject to and in accordance  with the terms and conditions of this Agreement, the Investor hereby buys the Purchased Shares from the Company, and the Company hereby sells the Purchased Shares to the Investor.

            2.2. The parties hereby agree that the Purchase Price shall be paid by Nir Or Israel Ltd ("Nir Or") by offsetting the Company's debt to Nir Or. A written confirmation that part of the bridge loans that were provided by Nir Or to the Company, equal to $66,667, is to be considered as payment of the Purchase Price for the Investor and that the Company has no obligation to pay Nir Or said sum, shall be considered as a full payment of the Purchase Price..

3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE INVESTOR

      The Investor hereby represents and warrants to the Company as follows:

      3.1. NO BREACH. The execution and performance of this Agreement and the consummation of the transactions contemplated hereunder will not result in a breach of, nor will they constitute a default under, any agreement to which the Investor is party.

      3.2. APPROVALS. No approval or consent of any person, authority or entity is required in connection with the execution and delivery of this Agreement or the performance of the Investor's obligations contemplated hereby.

      3.3. AUTHORIZATION. If the Investor is a corporation, it is duly organized and validly existing in the jurisdiction of its organization and has full power and authority to enter into this Agreement. All actions on its part necessary for the authorization, execution, delivery and performance by it of this Agreement have been duly taken to authorize the execution and delivery by it, and this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable remedies.

      3.4. NO PUBLIC MARKET; RULE 144. The Investor understands that no public market now exists for any of the Purchased Stock and that it is uncertain whether a public market will ever exist for any such securities. The Investor further acknowledges that because the Purchased Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), the Purchased Stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. It is aware

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                                       3

            of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement under certain circumstances.

      3.5. RESTRICTED STOCK. The Purchased Stock are characterized as "RESTRICTED SECURITIES" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering or in reliance upon a safe harbor from the registration requirements of the act under regulation S for offers and sales of securities that occur outside of the united states, and such securities may be resold without registration under the Act only in certain limited circumstances. It understands that the certificates evidencing the Purchased Stock will be printed with legends restricting transfer except in compliance with applicable securities laws in the form of the following or similar legend:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ACT") AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON (OTHER THAN DISTRIBUTORS AS DEFINED IN REGULATION S) DURING THE DISTRIBUTION COMPLIANCE PERIOD AS DEFINED IN RULE 902 OF REGULATION S UNLESS THE SHARES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS IS AVAILABLE.".

            Investor understands that any transfer agent of the Company will issue stop-transfer instructions with respect to the Purchased Stock unless any transfer thereof is subsequently registered under the Act and applicable state and other securities laws or unless an exemption from such registration is available.

      3.6. The Investor's present intention is to acquire the Purchased Stock for its own account and further represents that the Purchased Stock are being and will be acquired by it for the purpose of investment and not with a view to distribution or resale thereof. The acquisition by the Investor of the Purchased Stock acquired by it shall constitute a confirmation of this representation by such Investor.

      3.7. ACCESS TO INFORMATION. The Investor acknowledges that it, during the course of this transaction and prior to the acquisition of any Purchased Stock has had the opportunity to ask questions of and receive answers from representatives of the


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                                       4

            Company concerning the terms and conditions of this Agreement relating to the Purchased Stock, and to obtain additional information, documents, records and books relative to the Company, its business, and an investment in Company. The Investor acknowledges that the Company or any agent thereof has made no representations or warranties except as explicitly set forth in this Agreement.

      3.8. PREVIOUS INVESTMENTS. By reason of the Investor's knowledge and experience in business and financial matters, including investments in securities of companies in the development stage, it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the transactions contemplated herein.

      3.9. RISKS. The Investor understands that an investment in the Company involves a high degree of risk and is suitable only for shareholders who can afford a loss of their entire investment and who have no need for liquidity from their investment.

      3.10. The Investor is either (i) an "accredited investor", as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, or (ii) not a "U.S. Person", as defined by Rule 902 of Regulation S promulgated under the Securities Act, was not formed by a "U.S. Person" as defined by Rule 902 of Regulation S, was not organized under the laws of any United States jurisdiction, is not holding the Purchased Stock for the benefit of any US Person, and was not formed for the purpose of investing in securities not registered under the Securities Act. At the time the buy order for this transaction was originated, the Investor was outside the United States.

            All subsequent  offers and sales of the Purchased Stock will be made
            (i) outside the United States in compliance with Rule 903 or Rule 904 of Regulation S, (ii) pursuant to registration of the Purchased Stock under the Securities Act, or (iii) pursuant to an exemption from such registration. The Investor understands the conditions of the exemption from registration afforded by Section 4(1) of the Securities Act and acknowledges that there can be no assurance that it will be able to rely on such exemption. The Investor will not engage in hedging transactions with regard to the Purchased Stock prior to the expiration of the distribution compliance period specified in Rule 903 of Regulation S, unless in compliance with the Securities Act.

      3.11. The Investor, if not a natural person, was not formed for the specific purpose of acquiring the securities offered in this Agreement.

4.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY

       The Company hereby represents and warrants to the Investor as follows:

      4.1. AUTHORIZATION BY COMPANY. By signing, all actions on the part of Company necessary for the authorization, execution, delivery, and performance by it of this Agreement have been duly taken, and this Agreement constitutes a legal, valid and binding obligation, enforceable against the Company in accordance with its terms.

      4.2. NO BREACH. The execution and performance of this Agreement and the consummation of the transactions contemplated hereunder will not result in a breach of, nor will they constitute, a default under any agreement to which the Company is party.

      4.3. NO ADDITIONAL REPRESENTATIONS. The Company is familiar with the Company, its property, its obligations and its activities. Company is, thus, purchasing the Purchased Shares "AS IS", without having relied upon any representations and/or warranties by the Investor, except those representations and warrants specifically indicated herein.

      4.4. APPROVALS. No approval or consent of any third party is required in connection with the execution and delivery of this Agreement on the consummation of the transaction contemplated hereby.

5.    STAND-OFF AGREEMENT

      In connection with any offering of the Company's equity securities, pursuant to an effective registration statement, for such period (the
      "Lock-Up Period") as the Company may request (such period not to exceed 180 days following the date of the applicable offering), the Investor shall not, directly or indirectly, sell make any short sale of, loan, hypothecate, pledge, offer, grant or sell any portion or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Purchased Stock acquired hereunder without the prior written consent of the Company. The Investor agrees to (i) have any certificate or certificates representing his, her or its Purchased Stock bear, in addition to any other applicable securities legends, a legend stating that the shares represented by that certificate may not be transferred by any means whatsoever, without the agreement of the Company, during the Lock-Up Period; and (ii) execute any and all agreements with underwriters



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                                       6

      representing the Company to effect and perfect the foregoing. The Company may impose stop transfer instructions with respect to the shares subject to the foregoing restrictions, until the end of the Lock-Up Period.

6.    WAIVER AND CONSENTS

      The Investor hereby waives any right, title, interest in and to any additional shares or other securities of the Company, whether pursuant to an option agreement, warrant agreement, antidilution right, preemptive right or the like, and hereby waive any other right to receive shares or other securities of the Company or the Company (to the extent such rights exist), and agrees that the Purchased Shares are the sum total of the shares or other securities of the Company to which the Investor is entitled. The Investor hereby waives any and all registration rights the Investor may have had in the Company, and acknowledges that the Investor is not receiving herein any registration rights in and to the Company's equities. The Investor hereby agrees and consents to the resolutions adopting the Voice Diary Inc. 2003 Stock Option Plan. The execution of this Agreement also serves as execution of the resolutions.

7.    TAXATION

      Each Party shall bear the payment of any tax or levy, should such payment apply to the Party, pursuant to the provision of any law, in its status of transferor or transferee, depending on the case. Without derogating from the foregoing, Investor, alone, will be responsible for payment of any capital gains tax, if any, which may apply as a result of (i) the transfer and sale of the Purchased Shares, and (ii) the issuance of Purchased Stock by the Company, as contemplated herein.

8.    MISCELLANEOUS

      8.1. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

      8.2. ENTIRE AGREEMENT. This Agreement and the exhibits attached hereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between and among the parties with regard to the subjects hereof and thereof.

      8.3. AMENDMENTS. Any and all changes, amendments or additions to this Agreement shall require the prior written consent of all Parties, or else they shall be deemed null and void.

      8.4. NOTICES. Any notice, payment, report or other communication required or permitted to be given by one party to any other party by this Agreement shall


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                                       7

            be in writing and addressed to the other party at its address as indicated below, or to such other address as any addressee shall have theretofore furnished to the other party by like notice. All notices shall be deemed to have been given or delivered upon: (i) personal delivery; or (ii) three (3) days after deposit in the United States mail by certified mail (return receipt requested); or
            (iii) one (1) business day after deposit with any return receipt express courier (prepaid); or (iv) one (1) business day after transmission by facsimile.

      8.5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      8.6. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts between New York residents entered into and to be performed entirely within the State of New York. The parties irrevocably consent to the exclusive jurisdiction of any competent court located within the city of New York, State of New York, with respect to any and all disputed arising from this Agreement.

      8.7. The parties hereto agree to maintain the confidentiality of the terms hereof.



IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.





Investor's Name: Nathan Tarter                     Company: Voice Diary Inc.

Signature:                                         Signature
           ----------------------------                     -------------------

Address:   22 Mintz St., Petah Tiqua               By: Arie Hinkis, CEO

           49354, Israel                           Address: 200 Robbins Lane

Date: May 9, 2003                                  Jericho NY 11753

                                                   Date: May 9, 2003


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